Income Taxes	12 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES
14.	INCOME TAXES

The Group and its subsidiaries, and the consolidated VIEs file tax returns separately.

Cayman Islands

The Group is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Group is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

British Virgin Islands

The Group’s subsidiary incorporated in the BVI is not subject to taxation.

Hong Kong

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was gazette on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD2 million will be taxed at 16.5%.

PRC

The Group’s subsidiary and the VIEs incorporated in PRC are subject to PRC Enterprise Income Tax (“EIT”) law. Pursuant to the relevant laws and regulations in the PRC, Puyi Bohui is regarded as an accredited software company and a High and New Technology Enterprise (“HNTE”), and thus enjoys preferential tax treatments, including being exempted from PRC Income Tax for two years starting from its first profit-making year, followed by a 50% reduction for the next three years. For Puyi Bohui, tax year 2015 was the first profit-making year and accordingly, from January 1, 2017 to December 31, 2019 Puyi Bohui has made a 12.5% tax provision for its profits; beginning from January 1, 2020, Puyi Bohui is qualified for west development taxation preference and is subject to an income tax rate for 15%. Puyi Zhongxiang is qualified for Shenzhen Qianhai modern services cooperation district entity tax preference and is subject to an income tax rate for 15%. Chongqing Fengyi and Puyi Consulting are qualified for west development taxation preference and are subject to an income tax rate for 15%. Dake is regarded as an accredited software company since June 2021, and thus enjoys preferential tax treatments, including being exempted from PRC Income Tax for two years starting from its first profit-making year, followed by a 50% reduction for the next three years. As Dake had a loss in the fiscal year 2022, it is exempted for income tax. Puyi FO and other PRC subsidiaries are subject to a standard 25% EIT.

The components of the income tax expenses (benefit) are as follows:

	Years ended June 30,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$

Current	3,382	1,072	1,464	219
Deferred	(5,776)	(10,680)	(2,389)	(357)
Total income tax benefit	(2,394)	(9,608)	(925)	(138)

The principal components of the deferred income tax assets and liabilities are as follows:

	As of June 30,
	2021	2022	2022
	RMB	RMB	US$
Deferred tax assets:
Tax loss carry forward	22,149	28,314	4,227
Allowance for doubtful accounts, credit losses and impairment losses	1,723	1,723	257
Subtotal	23,872	30,037	4,484
Less: valuation allowances	2,284	6,059	904
Total	21,588	23,978	3,580

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more-likely-than-not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law.

The Group had total tax loss carry-forwards of RMB121,530 and RMB184,258 as of June 30, 2021 and 2022, respectively. As of June 30, 2022, the tax loss carry-forwards of RMB3,880, RMB4,429, RMB37,760, RMB71,809, and RMB66,380 are to expire in the years ending June 30, 2023, 2024, 2025, 2026 and 2027, respectively. During the years ended June 30, 2020, 2021 and 2022, there was no tax loss carried forward expired and canceled.

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years ended June 30,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$

Income (loss) from operations before income taxes	(35,945)	(55,674)	(61,592)	(9,195)
PRC income tax statutory rate	25%	25%	25%	25%
Income tax expense (benefit) at statutory tax rate	(8,986)	(13,919)	(15,398)	(2,299)
Preferential tax treatments	4,633	403	7,186	1,073
Super deduction of qualified R&D expenditures	447	(360)	-	-
Expenses not deductible for tax purposes	391	998	695	103
Uncertain tax provision	-	2,800	1,400	209
Tax expenses not deductible for book purposes	(727)	-	-	-
Reversal of previously-recognized DTA due to changes in applicable tax rate	-	-	768	116
Impact of different tax rates in other jurisdictions	(312)	354	385	57
Others	-	(114)	264	39
Valuation allowances	2,160	230	3,775	564
Income tax expense (benefit)	(2,394)	(9,608)	(925)	(138)

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of June 30, 2021 and 2022, the Group had not recorded any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, since the Group intends to reinvest its earnings to further expand its business in mainland China, and its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies.

The Group analyzes its uncertain income tax positions concerning transfer pricing on a regular basis, which were primarily concerned with sales activities conducted among the subsidiaries and the VIEs that had different income tax rates (ranging from nil to 25%) and the amount of taxes that could have been paid additionally, in aggregation, had those sales activities were conducted among subsidiaries and the VIEs without any preferential income tax rates. When such potential impact is identified, the Group recognizes 100% of the calculated income tax exposure as an income tax expense and other tax liabilities.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2020, 2021 and 2022 the Group had RMB9,300, RMB12,100, and RMB13,500 of unrecognized tax benefits that if recognized would affect the annual effective tax rate. We recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For years ended June 30, 2020, 2021 and 2022 the Group recognized no interest or penalty expense related to unrecognized tax benefits.

Movements of unrecognized tax benefits are as follows:

	RMB	US$
Balance as of July 1, 2019	9,300	1,355
Provisions for uncertain tax positions during the year ended June 30, 2020	-	-
Balance as of June 30, 2020	9,300	1,316
Provisions for uncertain tax positions during the year ended June 30, 2021	2,800	434
Balance as of June 30, 2021	12,100	1,874
Provisions for uncertain tax positions during the year ended June 30, 2022	1,400	209
Balance as of June 30, 2022	13,500	2,015